INSERT FOLLOWING the Management Information section on a new page

A. Submission of Matters to a Vote of Security
Holders:

On April 25, 2007, a Special Meeting of
Shareholders was held* (the April 25 Meeting) at which shareholders of the Funds** set forth below were asked:


Proposal 1:

To approve a new investment advisory agreement,
 on behalf of their Fund, between Nationwide
Fund Advisors (formerly Gartmore Mutual Fund
Capital Trust) (the Adviser) and Nationwide
 Variable Insurance Trust (formerly Gartmore
Variable Insurance Trust) (the Trust).


Fund

Number of Shares
Cast/Not Cast
Percentages
Federated NVIT High
Income Bond Fund
(Formerly Federated GVIT High Income Bond Fund)

FOR	30,051,703.188 shares
AGAINST	618,245.021 shares
ABSTAIN	1,813,550.431 shares
TOTAL	32,483,498.640 shares
92.514%
1.903%
5.583%
NVIT International Index Fund
(Formerly GVIT International Index Fund)

FOR	4,322,203.982 shares
AGAINST	2,758.318 shares
ABSTAIN	135,636.840 shares
TOTAL	4,460,599.140 shares
96.897%
0.062%
3.041%
NVIT International Value Fund
(Formerly GVIT International Value Fund)
FOR
20,032,843.199 shares
AGAINST	333,588.902 shares
ABSTAIN	1,093,293.879 shares
TOTAL	21,459,725.980 shares
93.351%
1.554%
5.095%
NVIT Mid Cap Index Fund
(Formerly GVIT Mid Cap Index Fund)

FOR	35,380,179.120 shares
AGAINST	631,117.844 shares
ABSTAIN	1,565,714.306 shares
TOTAL	37,577,011.270 shares
94.154%
1.679%
4.167%

NVIT S&P 500 Index Fund
(Formerly GVIT S&P 500 Index Fund)

FOR	56,119,814.230 shares
AGAINST	666,195.542 shares
ABSTAIN	1,944,898.888 shares
TOTAL	58,730,908.660 shares
95.554%
1.134%
3.312%

Nationwide Multi-Manager NVIT Small Cap Growth
Fund
(Formerly GVIT Small Cap Growth Fund)

FOR	7,632,918.513 shares
AGAINST	149,458.111 shares
ABSTAIN	451,583.036 shares
TOTAL	8,233,959.660 shares
92.700%
1.816%
5.484%

Nationwide Multi-Manager NVIT Small Cap Value
Fund
(Formerly GVIT Small Cap Value Fund)

FOR	48,649,396.525 shares
AGAINST	979,183.753 shares
ABSTAIN	2,786,133.102 shares
TOTAL	52,414,713.380 shares
92.816%
1.868%
5.316%

Nationwide Multi-Manager NVIT Small Company
Fund
(Formerly GVIT Small Company Fund)

FOR	29,903,181.700 shares
AGAINST	838,774.923 shares
ABSTAIN	2,006,741.307 shares
TOTAL	32,748,697.930 shares
91.311%
2.561%
6.128%

Gartmore NVIT Developing Markets Fund
(Formerly Gartmore GVIT Developing Markets
Fund) FOR	21,0177,889.443 shares
AGAINST	424,272.958 shares
ABSTAIN	1,543,850.729 shares
TOTAL	23,046,013.130 shares
91.460%
1.841%
6.699%

Gartmore NVIT Emerging Markets Fund
(Formerly Gartmore GVIT Emerging Markets Fund)
FOR

17,050,534.593 shares
AGAINST	526,574.722 shares
ABSTAIN	881,608.905 shares
TOTAL	18,458,718.220 shares
92.371%
2.853%
4.776%

Nationwide NVIT Global Financial Services Fund
(Formerly Gartmore GVIT Global Financial
Services Fund)

FOR	1,554,847.333 shares
AGAINST	19,539.033 shares
ABSTAIN	52,206.494 shares
TOTAL	1,626,592.860 shares
95.589%
1.201%
3.210%

Nationwide NVIT Global Health Sciences Fund
(Formerly Gartmore GVIT Global Health Sciences
Fund)

FOR	4,722,963.678 shares
AGAINST	157,979.030 shares
ABSTAIN	207,642.222 shares
TOTAL	5,088,584.930 shares
92.815%
3.104%
4.081%

Nationwide NVIT Global Technology and
Communications Fund
(Formerly Gartmore GVIT Global Technology and
Communications Fund)
FOR	8,585,472.039 shares
AGAINST	102,267.977 shares
ABSTAIN	489,577.634 shares
TOTAL	9,177,317.650 shares
93.551%
1.114%
5.335%

Gartmore NVIT Global Utilities Fund
(Formerly Gartmore GVIT Global Utilities Fund)

FOR	4,123,270.549 shares
AGAINST	122,001.533 shares
ABSTAIN	240,276.088 shares
TOTAL	4,485,548.170 shares
91.923%
2.720%
5.357%

Nationwide NVIT Government Bond Fund (Formerly
 Gartmore GVIT Government Bond Fund)

FOR	88,471,567.462 shares
AGAINST	1,825,645.181 shares
ABSTAIN	5,841,990.727 shares
TOTAL	96,139,203.370 shares
92.024%
1.899%
6.077%

Nationwide NVIT Growth Fund
(Formerly Gartmore GVIT Growth Fund)

FOR	14,931,435.904 shares
AGAINST	409,826.402 shares
ABSTAIN	1,259,945.064 shares
TOTAL	16,601,207.370 shares
89.942%
2.469%
7.589%

Gartmore NVIT International Growth Fund
(Formerly Gartmore GVIT International Growth
Fund)

FOR	6,251,419.070 shares
AGAINST	139,618.548 shares
ABSTAIN	290,025.592 shares
TOTAL	6,681,063.210 shares
93.569%
2.090%
4.341%

Nationwide NVIT Investor Destinations
Aggressive Fund (Formerly Gartmore GVIT
Investor Destinations Aggressive Fund)

FOR	49,489,224.549 shares
AGAINST	1,385,396.474 shares
ABSTAIN	3,696,272.337 shares
TOTAL	54,570,893.360 shares
90.688%
2.539%
6.773%

Nationwide NVIT Investor Destinations
Conservative Fund
(Formerly Gartmore GVIT Investor Destinations
Conservative Fund)

FOR	23,091,965.887 shares
AGAINST	314,935,884 shares
ABSTAIN	2,292,355.179 shares
TOTAL	25,699,256.950 shares
89.855%
1.225%
8.920%

Nationwide NVIT Investor Destinations Moderate
Fund (Formerly Gartmore GVIT Investor
Destinations Moderate Fund)

FOR	188,902,093.059 shares
AGAINST	3,018,924.590 shares
ABSTAIN	16,359,690.401 shares
TOTAL	208,280,708.050 shares
90.696%
1.449%
7.855%

Nationwide NVIT Investor Destinations
Moderately Aggressive Fund
(Formerly Gartmore GVIT Investor Destinations
Moderately Aggressive Fund)

FOR	134,792,622.920 shares
AGAINST	3,489,207.264 shares
ABSTAIN	9,304,197.656 shares
TOTAL	147,586,027.840 shares
91.332%
2.364%
6.304%

Nationwide NVIT Investor Destinations
Moderately Conservative Fund
(Formerly Gartmore GVIT Investor Destinations
Moderately Conservative Fund)

FOR	49,627,123.216 shares
AGAINST	856,088.634 shares
ABSTAIN	3,507,215.650 shares
TOTAL	53,990,427.500 shares
91.918%
1.586%
6.496%

Nationwide NVIT Mid Cap Growth Fund
(Formerly Gartmore GVIT Mid Cap Growth Fund)

FOR	10,879,584.971 shares
AGAINST	352,594.958 shares
ABSTAIN	717,792.971 shares
TOTAL	11,949,972.900 shares
91.043%
2.950%
6.007%

Nationwide NVIT Money Market Fund II
(Formerly Gartmore GVIT Money Market Fund II)

FOR	221,774,863.241 shares
AGAINST	12,322,482.494 shares
ABSTAIN	16,471,740.875 shares
TOTAL	250,569,086.610 shares
88.508%
4.918%
6.574%

Nationwide NVIT Money Market Fund
(Formerly Gartmore GVIT Money Market Fund)

FOR	1,578,331,008.328 shares
AGAINST	32,372,133.671 shares
ABSTAIN	112,652,123.301 shares
TOTAL	1,723,355,265.300 shares
91.585%
1.878%
6.537%

NVIT Nationwide Fund (Formerly Gartmore GVIT
Nationwide Fund)

FOR	125,423,274.735 shares
AGAINST	2,767,979.467 shares
ABSTAIN	8,762,255.828 shares
TOTAL	136,953,510.030 shares
91.581%
2.021%
6.398%

NVIT Nationwide Leaders Fund
(Formerly Gartmore GVIT Nationwide Leaders Fund)

FOR	2,298,504.956 shares
AGAINST	29,630.469 shares
ABSTAIN	71,637.755 shares
TOTAL	2,399,773.180 shares
95.780%
1.235%
2.985%

Nationwide NVIT U.S. Growth Leaders Fund
(Formerly Gartmore GVIT U.S. Growth Leaders
Fund)

FOR	4,972,094.773 shares
AGAINST	122,623.161 shares
ABSTAIN	174,625.606 shares
TOTAL	5,269,343.540 shares
94.359%
2.327%
3.314%

Gartmore NVIT Worldwide Leaders Fund
(Formerly Gartmore GVIT Worldwide Leaders Fund)

FOR	2,666,862.487 shares
AGAINST	47,702.491 shares
ABSTAIN	118,719.882 shares
TOTAL	2,833,284.860 shares
94.126%
1.684%
4.190%

J.P. Morgan NVIT Balanced Fund
(Formerly J.P. Morgan GVIT Balanced Fund)

FOR	15,966,867.546 shares
AGAINST	259,004.324 shares
ABSTAIN	1,339,385.200 shares
TOTAL	17,565,257.070 shares
90.900%
1.475%
7.625%

Van Kampen NVIT Comstock Value Fund
(Formerly Van Kampen GVIT Comstock Value Fund)

FOR	27,737,008.009 shares
AGAINST	502,564.164 shares
ABSTAIN	1,824,670.107 shares
TOTAL	30,064,242.280 shares
92.259%
1.672%
6.069%

Van Kampen NVIT Multi Sector Bond Fund
(Formerly Van Kampen GVIT Multi Sector Bond
Fund)

FOR	21,253,297.665 shares
AGAINST	484,100.920 shares
ABSTAIN	1,803,963.645 shares
TOTAL	23,541,362.230 shares
90.281%
2.056%
7.663%



At the April 25 Meeting, shareholders of the Nationwide NVIT Mid Cap Growth Fund were also asked to approve a new investment subadvisory agreement among the Adviser, the Trust and NorthPointe Capital LLC. The voting results with respect to that proposal are set forth below:

Proposal 2

Fund

Number of Shares
Cast/Not Cast
Percentages
Nationwide NVIT Mid Cap
 Growth Fund
(Formerly Gartmore GVIT Mid Cap Growth Fund)
FOR
		10,862,827.499 shares
AGAINST	414,574.660 shares
ABSTAIN	672,570.741 shares
TOTAL	11,949,972.900 shares
90.903%
3.469%
5.628%


* This meeting was previously adjourned
on April 23, 2007.
** 	Fund names were changed effective May 1,
2007 to reflect Nationwide/ NVIT branding to coincide with the sale of Nationwide Fund
Advisors, Inc. by Nationwide Corporation to its majority-owned subsidiary, Nationwide Financial
Services, Inc.